    As filed with the Securities and Exchange Commission on January 19, 2001

                                                    REGISTRATION  NO. 333-53908
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          POST-EFFECTIVE AMENDMENT NO. 1
                                       to
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)

                KANSAS                                          43-029000
     (State or other jurisdiction                            (I.R.S. Employer
   of incorporation or organization)                       Identification No.)

                                ONE ALLEN CENTER
                          500 DALLAS STREET, SUITE 1000
                              HOUSTON, TEXAS 77002
                                 (713) 369-9000
                    (Address of Principal Executive Offices)

         KINDER MORGAN, INC. AMENDED AND RESTATED 1999 STOCK OPTION PLAN
                            (Full title of the plan)

                                JOSEPH LISTENGART
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                               KINDER MORGAN, INC.
                                ONE ALLEN CENTER
                          500 DALLAS STREET, SUITE 1000
                              HOUSTON, TEXAS 77002
                     (Name and address of agent for service)

                                 (713) 369-9000
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                                 GARY W. ORLOFF
                          BRACEWELL & PATTERSON, L.L.P.
                           SOUTH TOWER PENNZOIL PLACE
                        711 LOUISIANA STREET, SUITE 2900
                            HOUSTON, TEXAS 77002-2781
                              PHONE: (713) 221-1306
                               FAX: (713) 221-2166

                                   ----------

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM     AMOUNT OF
                                           AMOUNT TO      OFFERING PRICE PER    AGGREGATE OFFERING   REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED     BE REGISTERED         SHARE (1)            PRICE (1)            FEE
-----------------------------------------------------------------------------------------------------------------
Common Stock, $5.00 par value              10,500,000          $45.65625           $479,390,625        $119,848
=================================================================================================================

(1) Estimated pursuant to Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee based on the average of the high and low prices for the Common Stock of Kinder Morgan, Inc. on the New York Stock Exchange on January 10, 2001.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The information specified by Items 1 and 2 of Part I of Form S-8 is omitted from this filing in accordance with the provisions of Rule 428 under the Securities Act of 1933 and the introductory note to Part I of Form S-8. The documents containing the information specified in Part I will be delivered to the participants in the plan covered by this registration statement as required by Rule 428(b).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents are incorporated by reference in the registration statement:

         (a) The Annual Report on Form 10-K for Kinder Morgan, Inc. (the "Company") for the fiscal year ended December 31, 1999, as amended by Amendment No. 1 on Form 10-K/A filed on May 23, 2000;

         (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000, and September 30, 2000;

         (c) The Company's Current Reports on Form 8-K filed on April 20, 2000, February 23, 2000, February 4, 2000 (as amended by Amendment No. 1 on Form 8-K/A, filed on February 7, 2000), and January 14, 2000; and

         (d) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed on August 27, 1970.

All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be part thereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 17-6305 of the Kansas General Corporation Law provides that a Kansas corporation shall have power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit (including an action by or in the right of the corporation to procure a judgment in its favor) or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit by or in the right of the corporation, including attorney fees, and against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney fees, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. Article Ninth of the

Restated Articles of Incorporation of the Company requires the Company to provide substantially the same indemnification of its directors and officers as that authorized by Kansas General Corporation Law.

         The Company has insurance policies which, among other things, include liability insurance coverage for directors and officers, with a $200,000 corporate reimbursement deductible clause, under which directors and officers are covered against "loss" arising from any claim or claims which may be made against a director or officer by reason of any "wrongful act" in their respective capacities as directors and officers. "Loss" is defined so as to exclude, among other things, fines or penalties, as well as matters deemed uninsurable under the law pursuant to which the policy is to be construed. "Wrongful act" is defined to include any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or omission done or wrongfully attempted. The policy also contains other specific definitions and exclusions and provides an aggregate of more than $20,000,000 of insurance coverage.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

Not applicable.

ITEM 8. EXHIBITS.

         The following exhibits are filed as part of this registration statement or, where so indicated, have been previously filed and are incorporated herein by reference:

      Exhibit Number  Description

           4.1 Restated Articles of Incorporation of the Company, incorporated by reference to Exhibit 3(a) to Amendment No. 1 on Form 10-K/A to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, filed on May 23, 2000

           4.2 Certificate of Amendment to the Restated Articles of Incorporation of the Company as filed on October 7, 1999 with the Secretary of State of the State of Kansas, incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999

           4.3 By-laws of the Company as amended to October 7, 1999, incorporated by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999

           4.4        Kinder Morgan, Inc. Amended and Restated 1999 Stock Option
                      Plan

           5 Opinion of Bracewell & Patterson, L.L.P. regarding the legality of the securities being registered

           23.1 Consent of Bracewell & Patterson, L.L.P. (included in its opinion filed as Exhibit 5 hereto)

           23.2*      Consent of PricewaterhouseCoopers LLP

           23.3       Consent of Arthur Andersen LLP

           24         Powers of Attorney

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*Filed herewith

ITEM 9. UNDERTAKINGS.

         A. The undersigned registrant hereby undertakes:

                           (1) To file, during any period in which offers or
                  sales are being made, a post-effective amendment to this registration statement:

                                    (i) To include any prospectus required by
                           section 10(a)(3) of the Securities Act of 1933;

                                    (ii) To reflect in the prospectus any facts
                           or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                                    (iii) To include any material information
                           with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  Provided, however, that paragraphs (A)(1)(i) and (A)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                           (2) That, for the purpose of determining any
                  liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                           (3) To remove from registration by means of a
                  post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on January 17, 2001.

                                 KINDER MORGAN, INC.


                                 By: /s/ Joseph Listengart
                                     -------------------------------------------
                                 Joseph Listengart
                                 Vice President, General Counsel and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the indicated capacities on January 17, 2001.

             SIGNATURE                                        TITLE
             ---------                                        -----
       /s/ Richard D. Kinder                Director, Chairman of the Board and
-----------------------------------         Chief Executive Officer (principal executive officer)
         Richard D. Kinder

                 *                          Director, Vice Chairman of the Board and President
-----------------------------------
         William V. Morgan

         /s/ C. Park Shaper                 Vice President - Chief Financial Officer (principal
-----------------------------------         financial and accounting officer)
           C. Park Shaper

                 *                          Director
-----------------------------------
       Edward H. Austin, Jr.

                 *                          Director
-----------------------------------
         Charles W. Battey

                 *                          Director
-----------------------------------
          Stewart A. Bliss

                 *                          Director
-----------------------------------
           Ted A. Gardner

                 *                          Director
-----------------------------------
        Edward Randall, III

                 *                          Director
-----------------------------------
           Fayez Sarofim

                 *                          Director
-----------------------------------
           H.A. True, III

(Constituting a majority of the Board of Directors)

* By: /s/ Joseph Listengart
      -----------------------------
  Joseph Listengart
  Attorney-in-fact

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 4.1         Restated Articles of Incorporation of the Company,
             incorporated by reference to Exhibit 3(a) to Amendment No.
             1 on Form 10-K/A to the Company's Annual Report on Form
             10-K for the fiscal year ended December 31, 1994, filed on
             May 23, 2000

 4.2         Certificate of Amendment to the Restated Articles of
             Incorporation of the Company as filed on October 7, 1999 with the Secretary of State of the State of Kansas, incorporated by reference to Exhibit 3.1 to the Company's
             Quarterly Report on Form 10-Q for the quarter ended
             September 30, 1999

 4.3 By-laws of the Company as amended to October 7, 1999, incorporated by reference to Exhibit 3.2 to the Company's
             Quarterly Report on Form 10-Q for the quarter ended
             September 30, 1999

 4.4         Kinder Morgan, Inc. Amended and Restated 1999 Stock Option
             Plan

 5 Opinion of Bracewell & Patterson, L.L.P. regarding the legality of the securities being registered

 23.1 Consent of Bracewell & Patterson, L.L.P. (included in its opinion filed as Exhibit 5 hereto)

 23.2*       Consent of PricewaterhouseCoopers LLP

 23.3        Consent of Arthur Andersen LLP

 24          Powers of Attorney

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*Filed herewith